UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2004

VERILINK CORPORATION

(Exact name of registrant as specified in charter)

Delaware (State of incorporation)	000-28562 (Commission File Number)	94-2857548 (IRS Employer Identification No.)

127 JETPLEX CIRCLE
MADISON, AL 35758-8989

(Address of principal executive offices / Zip Code)

256.327.2001

(Registrant’s telephone number, including area code)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 2.3
EXHIBIT 4.1
EXHIBIT 99.1

Item 5. Other Events.

     On April 29, 2004, Verilink Corporation, a Delaware corporation (“Verilink”), and Larscom Incorporated, a Delaware corporation (“Larscom”), issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of April 28, 2004 (the “Merger Agreement”), by and among Verilink, SRI Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Verilink (“Merger Sub”), and Larscom. Subject to the terms and conditions of the Merger Agreement, Larscom will merge with and into Merger Sub (the “Merger”), with Larscom surviving as a wholly-owned subsidiary of Verilink. As a result of the Merger, each issued and outstanding share of Larscom Common Stock, par value $0.01 per share (“Larscom Common Stock”), will be automatically converted into 1.166 shares of Verilink Common Stock, par value $0.01 per share (“Verilink Common Stock”), subject to certain adjustments. The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement.

     The consummation of the Merger is subject to the approval of the stockholders of Verilink and Larscom, Securities and Exchange Commission clearance and other customary closing conditions. The Merger is intended to be a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and is expected to be treated as a purchase for financial accounting purposes, in accordance with generally accepted accounting principles.

     In connection with the Merger Agreement, certain stockholders of Larscom, representing over 50% of the voting power of outstanding Larscom Common Stock, entered into a voting agreement (the “Larscom Voting Agreement”) with Verilink in which, among other things, the stockholders agreed, until the earlier of the consummation of the Merger or the termination of the Merger Agreement, to vote their shares of Larscom Common Stock in favor of the adoption of the Merger Agreement. Certain Verilink stockholders, representing over 15% of the voting power of outstanding Verilink Common Stock, also entered into a voting agreement (the “Verilink Voting Agreement”) with Larscom in which, among other things, the stockholders agreed, until the earlier of the consummation of the Merger or the termination of the Merger Agreement, to vote their shares of Verilink Common Stock in favor of adoption of the Merger Agreement. The foregoing description is qualified in its entirety by reference to the full text of the Verilink and Larscom Voting Agreements.

     A copy of the Merger Agreement and the exhibits to the Merger Agreement, including the Verilink and Larscom Voting Agreements, and the joint press release issued by Verilink and Larscom on April 29, 2004, are each attached hereto as exhibits and are each incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

Exhibit
No.	Description
2.1	Agreement and Plan of Merger, dated as of April 28, 2004, by and among Verilink Corporation, SRI Acquisition Corp. and Larscom Incorporated.
2.2	Voting Agreement, dated as of April 28, 2004, by and between Verilink Corporation and the stockholders listed on the signature pages thereto.
2.3	Voting Agreement dated as of April 28, 2004, by and between Larscom Incorporated and the stockholders listed on the signature pages thereto.
4.1	Amendment No. 2 to the Rights Agreement dated as of April 28, 2004 by and between Verilink Corporation and American Stock Transfer & Trust Company.
99.1	Joint Press Release issued by Verilink Incorporated and Larscom Incorporated, dated April 29, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VERILINK CORPORATION (Registrant)
Dated: April 30, 2004	By:	/s/ C. W. Smith
C. W. Smith
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
2.1	Agreement and Plan of Merger, dated as of April 28, 2004, by and among Verilink Corporation, SRI Acquisition Corp. and Larscom Incorporated.
2.2	Voting Agreement, dated as of April 28, 2004, by and between Verilink Corporation and the stockholders listed on the signature pages thereto.
2.3	Voting Agreement dated as of April 28, 2004, by and between Larscom Incorporated and the stockholders listed on the signature pages thereto.
4.1	Amendment No. 2 to the Rights Agreement dated as of April 28, 2004 by and between Verilink Corporation and American Stock Transfer & Trust Company.
99.1	Joint Press Release issued by Verilink Corporation and Larscom Incorporated, dated April 29, 2004.